UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2023

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

9250 N. ROYAL LANE, SUITE 100
IRVING, TX 75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 16, 2023, PFSweb, Inc. (the “Company”), as Parent Guarantor, along with one of the Company’s subsidiary, Priority Fulfillment Services, Inc. (“PFS”), as Borrower, and certain of PFS’s U.S. subsidiaries, as Subsidiary Guarantors, entered into a Credit Agreement (the “Credit Agreement”) with Texas Capital Bank, as agent for itself and one or more lenders now or hereafter made a party thereto (the “Lenders”). Under the Credit Agreement, and subject to the terms set forth therein, the Lenders have agreed to provide PFS with a $25 million revolving loan facility for a period of five years (the “Credit Facility”). Availability under the Credit Facility may not exceed a borrowing base of 85% of Eligible Accounts receivable (as defined in the Credit Agreement) minus certain reserves and holdbacks. Advances under the Credit Facility accrue interest at a variable rate plus an applicable margin. All obligations to the Lenders under the Credit Agreement are secured by a guaranty of the Company and each Subsidiary Guarantor and, pursuant to the terms of a separate Pledge and Security Agreement, a lien on substantially all of the assets of PFS and the Subsidiary Guarantors, and a pledge by PFS and each Subsidiary Guarantor of 100% of the equity capital of its respective U.S. subsidiaries and 65% of the equity capital of its respective foreign subsidiaries.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03 hereunder.

ITEM 7.01. Regulation FD Disclosure.

On June 21, 2023, the Company issued a press release announcing its entering into the Credit Agreement. Furnished as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release dated June 21, 2023.

The information in Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is filed as part of this current report on Form 8-K:

Exhibit No.	Description
10.1	Credit Agreement, by and among Priority Fulfillment Services, Inc., the Guarantors party thereto, the Lenders party thereto, and Texas Capital Bank, dated as of June 16, 2023
99.1	Press Release dated June 21, 2023, announcing closing of Credit Agreement
104	Cover Page Interactive Data file, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: June 21, 2023	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer